SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES AND PROSPECTUS

Xtrackers S&P MidCap 400 ESG ETF (MIDE)
Xtrackers S&P SmallCap 600 ESG ETF (SMLE)
Each fund is classified as “diversified.”“Non-diversification risk” and all references to each fund being “non-diversified” are hereby deleted. Each fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when a fund crosses from diversified to non-diversified status under such circumstances.
The following replaces the existing similar disclosure contained under the “MAIN RISKS” heading in each fund’s summary prospectus and each fund's summary section of the prospectus:
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
The following replaces the existing similar disclosure contained under the “MAIN RISKS” heading in the “FUND DETAILS” section of the prospectus for each fund:
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Please Retain This Supplement for Future Reference
February 27, 2024
PROSTKR24-14